UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8‑K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: June 2, 2016

(Date of earliest event reported)

Glu Mobile Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001‑33368	91‑2143667
(Commission File Number)	(IRS Employer Identification No.)

500 Howard Street, Suite 300
San Francisco, California	94105
(Address of Principal Executive Offices)	(Zip Code)

(415) 800‑6100

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

☐Pre‑commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐Pre‑commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

Glu Mobile Inc. (“Glu”) held its 2016 Annual Meeting of Stockholders on June 2, 2016 (the “Annual Meeting”).  At the Annual Meeting, Glu’s stockholders (1) elected three persons as Class III directors to Glu’s Board of Directors, each to serve until Glu’s annual meeting of stockholders to be held in 2019 and until his successor is elected and qualified, or until his death, resignation or removal and (2) ratified the appointment of PricewaterhouseCoopers LLP as Glu’s independent registered public accounting firm for the fiscal year ending December 31, 2016.  The proposals are described in Glu’s proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 22, 2016.

Set forth below are the final results of the votes on each proposal.

1.	Election of three Class III Directors:

Name	Votes For	Votes Withheld	Broker Non-Votes
Niccolo M. de Masi	53,776,072	1,973,231	45,731,755
William J. Miller	54,228,392	1,520,911	45,731,755
Greg Brandeau	48,354,088	7,395,215	45,731,755

2.	Ratification of the appointment of PricewaterhouseCoopers LLP as Glu’s independent registered public accounting firm for the fiscal year ending December 31, 2016:

Votes For	Votes Against	Abstentions	Broker Non-Votes
100,423,667	463,541	593,850	-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Glu Mobile Inc.

Date: June 3, 2016	By:	/s/ Scott J. Leichtner
	Name:	Scott J. Leichtner
	Title:	Vice President and General Counsel